Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Air T, Inc. (the “Company”) Annual Report on Form 10-K for the year ended March 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nick Swenson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: June 27, 2023	/s/ Nick Swenson
Nick Swenson, Chief Executive Officer